Exhibit 99.2

 AGMCorporate Presentation  November 2021    Exhibit 99.2

 FORWARD LOOKING STATEMENT  This presentation contains forward-looking statements regarding CORE that are intended to be covered by the safe harbor "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995, based on CORE’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as "expects", “projects”, "anticipates", "plans", "estimates", "potential", "possible", "probable", or "intends", or stating that certain actions, events or results "may", "will", "should", or "could" be taken, occur or be achieved). Forward- looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by CORE or the Joint Venture Company; ability to realize the anticipated benefits of the recent transactions with Kinross; disruption from the transactions and transition of the Joint Venture Company’s management to Kinross, including as it relates to maintenance of business and operational relationships; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; extent of disruptions caused by the COVID-19 pandemic; and the possibility that government policies may change or governmental approvals may be delayed or withheld, including the inability to obtain any mining permits. Additional information on these and other factors which could affect CORE’s exploration program or financial results are included in CORE’s other reports on file with the Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. CORE does not assume any obligation to update forward-looking statements should circumstances or management's estimates or opinions change.    2

 NON-GAAP MEASURES  The Preliminary Economic Assessment (“PEA”) referenced herein was prepared in accordance with Canadian National Instrument 43-101 (NI 43-101). CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the PEA or passed upon its accuracy or compliance with NI43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the PEA and this presentation are Canadian mining terms as defined in accordance with NI 43-101; however, these terms are not defined terms under the U.S. Securities and Exchange Commission’s (“SEC’s”) Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. The estimation of measured resources and indicated resources involves greater uncertainty as to their existence and the legal and economic feasibility of extraction than the estimation of proven and probable reserves. Conversion of mineral resources to proven and probable mineral reserves generally requires a further economic study, such as a preliminary feasibility study. The PEA is not a preliminary feasibility study and does not support an estimate of proven and probable mineral reserves. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Investors are also cautioned not to assume that all or any part of measured or indicated resources will ever be converted into mineral reserves. In addition, the SEC normally only permits issuers to report mineralization that does not constitute mineral reserves as in-place tonnage of mineralized material and grade without reference to unit amounts of metal. Please see the Company’s press release dated September 24, 2018 for more detail regarding the PEA.    3  CAUTIONARY NOTE REGARDING ESTIMATES OF MEASURED, INDICATED AND INFERRED RESOURCES  This presentation contains certain non-GAAP financial measures. A reconciliation of each such measure to the most comparable GAAP measure is presented in the Appendix hereto. Preliminary all-in sustaining cost estimates included in this presentation exclude corporate overhead costs. This measure is not a measure of financial performance under GAAP. We strongly advise investors to review our financial statements and publicly filed reports in their entirety and not rely on any single financial measure. See the Appendix for a reconciliation to GAAP.

     Developing Alaska’s Next Gold Mine(s)  Manh Choh – in partnership with Kinross and the Alaska Native Tetlin TribeRecent Acquisition of Lucky Shot MineThree Early-Stage Exploration Projects:ShamrockEagle-HonaTriple Z  4

CORPORATE OVERVIEW

- **$10M Strategic Investment by Alaska Future Fund**
  - **Sufficient cash to meet projected 2 year construction decision**
  - **Planned 2021 budget expected to be ~US$10M for Contango ORE**
  - **Strong Cash Position and Tight Share Structure**
  - **Contango ORE is expecting strong cash flow per share (CFPS) starting in 2024 assuming Manh Choh construction decision made**

CONTANGO ORE

GOLD SILVER COPPER

CAPITAL STRUCTURE

- Traded on OTCQB – **Pending listing on the NYSE American: CTGO**
- **6.67 Million Shares Outstanding**
- 6.77 Million Shares Fully Diluted
- 100,000 Options; No Warrants and No Long Term Debt
- **~ $US25 Million Cash**
- Contango 30% owner of Peak JV; Kinross Owns 70% and is Operator
- 100% owner of the Lucky Shot Property
- 100% of the Shamrock, Eagle-Hona and Triple Z


33%
44%
23%
Institutional
Retail / Others
Directors & Officers (Insiders)

5

ALASKA

Manh Choh Gold Deposit

- ✓ 1.3 Moz Gold – Measured plus Indicated Resources[1]
- ✓ Average grade = 4g/t Gold[1]
- ✓ Located in Alaska on the Alaska Hwy
- ✓ On Private Land Owned by the Tetlin Alaska Native Tribe
- ✓ Business Partnership with Kinross - Using the Fort Knox Milling Facilities
  ➔ Lower capital costs,
  Smaller Environmental footprint
  and Lower execution risk

[1] Based on SK1300 Report filed April 8, 2021 Corporate press release

CONTANGO ORE

6

MANH CHOH
GOLD PROJECT
NEAR-TERM PRODUCTION POTENTIAL & EXCELLENT EXPLORATION UPSIDE

In September 2020 entered into 70/30 JV agreement with Kinross (Operator) to form new Peak Gold LLC, with Royal Gold and Tetlin Tribe retaining royalty interests;

Plan is to mine Manh Choh Gold Ore, then truck and process the ore at Kinross' Fort Knox Milling Complex - Simple plan that reduces execution risk to produce +1Million GEO over 5-year period

Projected Timeline: $19 Million 2021 PGLLC Budget ➔ Studies and Permitting in 2021-22 ➔ Feasibility in 2022 ➔ Construction in 2022/2023 ➔ Production in 2024 ➔ On-going Exploration

7

CONTANGO ORE

MANH CHOH GOLD PROJECT: Anticipated Economics

Model Assumptions:

- **Using existing infrastructure at Fort Knox, the Peak Gold LLC is planning on a 2024 start date**
- **Kinross estimates 1 million oz gold equivalent production over a 5-year period equating to roughly 220,000 oz GEO per annum (30% to Contango Ore = 66,000 GEO/Yr)[1]**
- **Average processed grades of approximately of ~6 g/t Au equivalent**
- **Capital Costs - Existing infrastructure expected to reduce start-up capital requirements….. Recently revised to a range of $105 to $130 million based on Q2 2021 internal scoping study completed by Kinross[1]**
- **Operating Costs - Kinross estimates AISC of ~US$750/GEO – Potential for operating cost to increase – will be updated with Feasibility Study planned for Q1 2022**

[1] Based on the news releases issued by Kinross Gold Corporation dated September 29, 2020 and then updated after an internal scoping study discussed in a Kinross Corporate update July 28, 2021. The $105 to $130 Million estimate reflects remaining funds to be expended between 2022 and 2024; there may be additional capital required at Fort Knox to accommodate Manh Choh ore that will be charged as a Toll Milling charge to the Peak Gold JV. Non-GAAP financial measure; see Appendix for disclaimers regarding reconciliation. GEO – Gold Equivalent Ounces

CONTANGO ORE
GOLD SILVER COPPER

8

MANH CHOH GOLD PROJECT
2021 Budget: $19 Million


N
PEAK GOLD LLC

- In-fill drilling to upgrade Resources from Indicated to Measured and Inferred to Indicated Categories – Reserves with FS
- Condemnation drill – Placement of Facilities
- Metallurgy – Completed, Testing Underway
- Hydrology – Water Management Plan
- In-pit Geotechnical – pit slope stability
- Geotechnical – Placement of facilities
- Engineering and Environmental Studies to Support Feasibility Study, Permitting and Community relations
- Exploration for New Resources

9

CONTANGO ORE

       10  MANH CHOH GOLD PROJECT AND SURROUNDING TARGETS        Main MC    North MC

LOWER RISK & REDUCED TIMELINE TO PRODUCTION DECISION

- $19 million Program in 2021: Resource In-fill, Hydrology, Geotechnical, Metallurgical Engineering; Environment and Community Outreach
- With ~$2 million Exploration drilling to potentially expand the mine life

- Initial permitting activities are expected to commence in parallel with the drilling;
- Peak Gold JV expects to complete Feasibility Study Q1 2022 and Permitting in 2023;
- Wetlands Dredge and Fill (404) Permit from USACE;
- Other Permits Issued by State of Alaska

Production expected to commence in 2024

DRILLING → **SCOPING STUDY** → **PERMITTING & FEASIBILITY** → **DETAILED DESIGN PROCURMENT CONSTRUCTION** → **PRODUCTION**

Community Engagement

- Tetlin Tribe has indicated their support for the project development plan;
- Continued Community Engagement

Project construction expected to start in 2023 but assessing option to advance some works in 2022



Image used with permission from Kinross

11

CONTANGO ORE

   100% OwnedLucky Shot Gold Deposit  1 Based on SK1300 Report filed April 8, 2021 Corporate press release  12

   Lucky Shot Property Historic Resources1,2     M&I: 206k Tonnes @ 18.3 g/t Gold for 121,500 Ounces of Contained Gold  1 The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.2 Based on a 2016 pre-feasibility study by Hard Rock Consulting. A qualified person (as defined by Securities and Exchange Commission rules) has not done sufficient work to classify the estimate as a current estimate of mineral resources, mineral reserves or exploration results. The Company is not treating these estimates as current estimates of mineral resources, mineral reserves or exploration results.  Willow Creek district historically produced 19 metric tonnes or approximately 610,874 troy ounces from ore ranging between 30 and 60g/t making it the third largest historic lode gold producing district in Alaska (Harlan, et al., 2017) Lucky Shot Mine reported 252,000 oz from 169,000 tons of free-milling ore indicating an average head grade of 1.5 oz/ton (1.6 oz/tonne) (Stoll, 1997), with additional production from the Coleman and War Baby mines.   Resource Table from 2016 PFS  13

Contango Exploration Plan for Lucky Shot Project



Historic Coleman resource
Stage 1B: Drifting and Diamond Drilling
Stage 1A: Drill/ Drift 1,500' of 10'x12' @1%
Stage 2: Slash Existing Lucky Shot Drift
Stage 3: 2,600' Ramp to Coleman
690' of 10'x 12' New Drift @ 2%
700'; Slash Existing 8'x9' to 10'x12' @ 1%
Coleman Ramp: 50' of 10'x12' @ 8%
700' of Existing 10'x12' drift
Enserch Tunnel
South
Coleman Portal 1103
Lucky-Shot "500" Level
Stage 1A: Diamond Drilling
Bulk Sampling
Enserch Tunnel
Stage 1B: Drifting and Diamond Drilling
Stage 1A: New Drift Development
1110 L
1090 L
1070 L
1050 L
1030 L
1010 L
990 L
970 L
950 L
930 L
910 L
890 L
870 L
850 L
830 L
810 L
790 L
6852000 N
6852100 N
6852200 N
6852300 N
6852400 N
6852500 N
6852600 N

Rehabilitate underground for drilling access

3 Stage Plan : Drill and define ounces down dip and along strike

Continue to explore and add ounces from rest of targets in the District

- Rehab and extend existing Enserch tunnel in 2021-2022 to explore the Lucky Shot vein down-dip from historically produced 250,000 ounces at 40g/t average grade [1] - prep for exploration drilling in three stages:
- Stage 1a Rehabilitate and extend Enserch tunnel and drift 500 meters parallel to vein for detailed in-fill drilling;
- Stage 1b Continue Enserch tunnel as a ramp into hanging wall side of vein and drill a second panel down dip on Lucky Shot vein
- Stage 2: Connect Enserch and Lucky Shot tunnels
- Stage 3: Access historic M&I Resources [1] at Coleman zone by building a ramp from the Enserch level to the Coleman level and add ounces into mine plan
- Objective over 3 years to develop mine plan around 500,000 to 1 million ounce Gold Resource
- Evaluate District Scale potential

[1] The historical production information presented is based upon reports file by the prior owners and operators of the mines. The Company has not undertaken any independent work to verify or confirm the previously reported information.

14

CONTANGO ORE - Key Takeaways



Image used with permission from Kinross

- Advancing flagship Manh Choh project in partnership with Tetlin Alaska Native Tribe and Kinross as Operator
- Kinross paid $93 Million for their 70% interest in Peak Gold JV
- $19 million 2021 program – prepare Permitting in Q4 2021 and Feasibility in Q1 2022
- Construction in 2022 and 2023
- Production in 2024 - <u>Low Execution Risk</u>: Trucking ore to Fort Knox - No Mill, No Tailings at Manh Choh site
- 66,000 GEO/yr[1] estimated net to Contango
- $750 AISC[1] – 6.7 million s/o….. Significant FCF/share
- Newly acquired Lucky Shot project provides opportunity to double Contango's gold production
- Large land position and successful track record of discovery – we know how to explore and operate in Alaska

[1] Based on the news releases issued by Kinross Gold Corporation dated September 29, 2020and then updated after an internal scoping study discussed in a Kinross Corporate update July 28, 2021. The $105 to $130 Million estimate reflects remaining funds to be expended between 2022 and 2024; there may be additional capital required at Fort Knox to accommodate ManhChohore that will be charged as a Toll Milling charge to the Peak Gold JV. Non-GAAP financial measure; see Appendix for disclaimers regarding reconciliation. GEO –Gold Equivalent Ounces

15

CONTANGO ORE

 16  THANK YOU

OTCQB:CTGO

CONTANGO ORE

GOLD SILVER COPPER

Corporate Inquires:

info@contangoore.com
+1-778-386-6227
www.contangoore.com

Twitter: @orecontango
LinkedIn: Contango ORE
Instagram: ContangoORE
Facebook: Contango ORE

This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources and EBITDA, which are a financial measure not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources, EBITDA and cash flow to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources, EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information to which the Company has not had access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA.    18  NON-GAAP RECONCILIATION DISCLAIMER  APPENDIX